SUPPLEMENT TO THE FIDELITY CASH
MANAGEMENT FUNDS'
DECEMBER 30, 1997
STATEMENT OF ADDITIONAL INFORMATION
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER "DISTRIBUTION AND SERVICE PLANS" ON PAGE 28:
Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, the full amount of distribution fees paid by Class C is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan, during the first year of investment and thereafter, the full amount of distribution fees and service fees paid by such Class C shares is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.
SUPPLEMENT TO THE FIDELITY CASH MANAGEMENT FUNDS' TREASURY FUND - ADVISOR B CLASS AND ADVISOR C CLASS DECEMBER 30, 1997 PROSPECTUS EFFECTIVE AUGUST 24, 1998, the following information replaces the similar information found under "Breakdown of Expenses" on page 12:
Class C shares of Treasury Fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plan, Class C is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares.
In addition, pursuant to the Class C plan, Class C pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. Normally, after the first year of investment, the full amount of the Class C service fee is reallowed to investment professionals for providing personal services to and/or maintenance of Class C shareholder accounts.
EFFECTIVE AUGUST 24, 1998, the following information supplements the similar information found under "Breakdown of Expenses" on page 12:
For purchases of Class C shares made for an employee benefit plan, during the first year of investment and thereafter, the full amount of the Class C distribution fee and Class C service fee paid by such shares is reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.
EFFECTIVE AUGUST 24, 1998, the following information replaces the second paragraph found under "Transaction Details" on page 23:
Except as provided below, investment professionals with whom FDC has agreements will receive as compensation from FDC, at the time of sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, investment professionals do not receive a concession at the time of sale.